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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: OCTOBER 22, 1999



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                      0-21352                     31-1177192
----------------            ---------------------         ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              5800 INNOVATION DRIVE
                               DUBLIN, OHIO 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On October 22, 1999, Applied Innovation Inc., a Delaware corporation (the "Company"), announced that its Board of Directors approved a one year extension of the Company's 1,000,000 share stock repurchase program originally adopted in October 1998.

         The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                     Description

                99 Press Release, dated October 22, 1999, entitled "Applied Innovation Inc. Extends Stock Repurchase Program."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               APPLIED INNOVATION INC.


Date:  October 26, 1999
                                           By: /s/ Michael P. Keegan
                                               ---------------------------------
                                               Michael P. Keegan, Vice President
                                               and Chief Financial Offiicer

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                                  EXHIBIT INDEX

         Exhibit No.                        Description

             99 Press Release, dated October 22, 1999, entitled "Applied Innovation Inc. Extends Stock Repurchase Program."